================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 30, 2015


                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                    811-22442                  27-3072807
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                        60187
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 7.01    Regulation FD Disclosure.


First Trust High Income Long/Short Fund (the "Fund") is filing herewith a press release issued on January 30, 2015, as Exhibit 99.1. The press release was issued by First Trust Advisors L.P. to report that on February 13, 2015, the Fund will host a conference call with MacKay Shields LLC ("MacKay"), the Fund's investment sub-advisor. The purpose of the call is to hear the Fund's portfolio management team provide an update for the market and the Fund.



Item 9.01    Financial Statements and Exhibits.


      (d)    Exhibits

        Exhibit
        Number        Description

           99.1       Press release of First Trust Advisors L.P. dated
                      January 30, 2015.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2015          FIRST TRUST HIGH INCOME LONG/SHORT FUND

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX
        Exhibit
        Number        Description

           99.1       Press release of First Trust Advisors L.P. dated
                      January 30, 2015.